USCA All Terrain Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.57% [a]
Long Equity - Domestic - 2.57%
Bridgeway Ultra Small Company Fund	70,837	$2,025,945

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		$2,025,945
(Cost $1,981,014)

				Redemption
			Frequency of	Notification
	Cost	Value	Redemptions [b]	Period (Days) [b]
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES [c] - 91.55% [a]
Event Driven - 10.68%
Black Diamond Arbitrage Partners, L.P. - Series A (Initially Acquired on 10/1/2017)	$3,337,819	$4,120,606	Monthly	45
ECF Value Fund II, L.P. - Class A (Initially Acquired on 7/1/2020)	2,800,000	3,723,427	Annually	60
Saba Capital CEF Opportunities 1 Onshore, L.P. - Class F (Initially Acquired on 10/1/2020) [g]	188,373	570,945	Quarterly	65
		8,414,978
Long Equity - Global - 7.32%
WMQS Global Equity Active Extension Onshore Fund L.P. - Class F-2 (Initially Acquired on 5/1/2018)	2,415,000	5,768,223	Monthly	30

Global Macro - 10.52%
Brevan Howard L.P. - Series B (Initially Acquired on 6/26/2015) [g]	1,581,450	3,531,579	Monthly	90
Brevan Howard L.P. - Series I (Initially Acquired on 2/1/2019)	155,400	323,355	Monthly	90
Brevan Howard L.P. - Series M (Initially Acquired on 8/1/2021) [g]	500,000	599,418	Monthly	90
Brevan Howard PT Fund, L.P. (Initially Acquired on 1/1/2023) [g]	1,034,111	1,014,290	Monthly	90
Mission Crest Macro Fund, L.P. - Series A (Initally Acquired on 10/1/2022)	3,000,000	2,826,239	Monthly	60
		8,294,881
Long/Short Equity - 40.34%
Cooper Creek Partners LLC - Class B (Initially Acquired on 3/1/2023)[f]	2,000,000	2,230,516	Monthly	45
Greenlight Domestic Holding L.P. [d]	603,159	511,436	Illiquid	N/A
Greenlight Masters Qualified, L.P. - Series C (Initially Acquired on 6/24/2015)	4,830,000	9,175,228	Semi-Annually	90
Greenlight Capital Investors, L.P. - Gold Interests (Initially Acquired on 3/1/2023)[f,g]	1,396,841	1,809,318	Quarterly	45
SIO Partners, L.P. (Initially Acquired on 6/1/2020) [g]	1,850,000	2,855,006	Monthly	60
Southpoint Qualified Fund L.P. - Class A (Initially Acquired on 10/1/2020) [g]	1,950,000	2,360,726	Quarterly	60
Spruce Point Research Activism Partners L.P. - Class I (Initially Acquired on 5/1/2021)	3,550,000	4,388,574	Monthly	45
Stanley Partners Fund, L.P. (Initially Acquired on 7/1/2020) [f]	2,100,000	4,126,039	Monthly	30
Teton Capital Partners, L.P. (Initially Acquired on 2/1/2022)	1,000,000	1,081,893	Quarterly	45
Voss Value Fund, L.P. (Initially Acquired on 3/1/2020)	1,850,000	3,253,554	Quarterly	45
		31,792,290

USCA All Terrain Fund
Schedule of Investments (continued)
December 31, 2023 (Unaudited)

				Redemption
			Frequency of	Notification
	Cost	Value	Redemptions [b]	Period (Days) [b]
Managed Futures - 8.74%
Statar Capital Partners, L.P. (Initially Acquired on 5/1/2021)	$900,000	$2,694,273	Monthly	30
The Winton Fund (US) L.P. - Tranche A (Initially Acquired on 8/1/2015)	1,846,000	2,207,216	Monthly	30
Winton Trend Fund (US), L.P. (Initially Acquired on 1/1/2019)	1,400,000	1,987,534	Weekly	2
		6,889,023
Multi-Strategy - 13.95%
Blue Mountain Credit Alternatives Fund L.P. - Class S (Initially Acquired on 8/1/2015)[d]	505,777	22,813	Illiquid	n/a
North Rock Fund, L.P. - Series E (Initially Acquired on 11/1/2021)	5,000,000	5,528,886	Monthly	90
Riverview Omni Fund L.P. (Initially Acquired on 1/1/2023)[f,g]	5,000,000	5,447,217	Quarterly	90
		10,998,916

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES
(Cost $50,793,930)		$72,158,311

	Shares	Value
Short Term Investments - 6.12% [a]
First AM Treasury OB FD CL X - 5.28% [e]
	4,824,073	$4,824,073

TOTAL SHORT TERM INVESTMENT (Cost $4,824,073)		$4,824,073

		Value
Total Investments (Cost $57,599,017) - 100.24% [a]		$79,008,329
Liabilities in Excess of Other Assets (0.24)% [a]		(185,750)
TOTAL NET ASSETS - 100.00%[a]		$78,822,579

Footnotes
[a] Percentages are stated as a percent of net assets.
[b] Redemption frequency and redemption notice period reflect general redemption terms and exclude liquidity restrictions. Further, the private investment company's advisor may place additional redemption restrictions without notice based on the aggregate redemption requests received at a given time.
[c] There are no unfunded capital commitments for private investments.
[d] Currently in liquidation. Receiving proceeds as liquidated.
[e] Rate reported is the 7-day current yield as of December 31, 2023.
[f] All or a portion of the Investment may be subject to investor level lockups, which can be as long as 12 months. Redemptions permitted prior to the end to the end of the lockup period may be subject to a withdrawal fee, which may range from 1% to 5%.
[g] Investment has an investor level or fund level redemption gate that limits the investor from redeeming more than a specified percentage of its investment in a specified period or the fund from redeeming more than a specified percentage of its net asset value in a specified period, respectively.

USCA All Terrain Fund

Notes to Schedule of Investments
December 31, 2023 (Unaudited)

Investment Valuation

In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund's securities, including the Fund’s investment in “private investment funds,” they are valued at fair value as determined by the Fund’s Advisor, in its capacity as Valuation Designee (the “Valuation Designee”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved for each period end.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Valuation Designee may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Valuation Designee has implemented valuation policies and procedures to assess the reasonableness of valuations provided by the Underlying Fund Managers. The Valuation Designee may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (”NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Designee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Designee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Valuation Designee values interests in the Underlying Funds at fair value, using the NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. Valuations of Underlying Funds are gross of any redemption fees or penalties and net of management and incentive fees. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Valuation Designee will review the valuation procedures used by all Underlying Fund Managers, the Valuation Designee will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the NAVs or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s NAV may include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the NAV of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Valuation Designee on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

USCA All Terrain Fund

Notes to Schedule of Investments (continued)
December 31, 2023 (Unaudited)

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies’ NAVs are calculated based on the NAV as published, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Valuation Designee’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment. The following section describes the valuation techniques used by the Valuation Designee to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

USCA All Terrain Fund

Notes to Schedule of Investments (continued)
December 31, 2023 (Unaudited)

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Valuation Designee does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position, and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Valuation Designee uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Valuation Designee may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Valuation Designee’s assessment of the most representative point within the range.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active markets for Identical Assets (Level 1)
		Significant Other	Significant Unobservable Inputs (Level 3)
		Observable Inputs
Description		(Level 2)		Total
Investments
Investments in Registered Investment Companies (a)	$-	$2,025,945	$-	$2,025,945
Investments in Private Investment Companies (b)	-	-	-	72,158,311
Short Term Investment	4,824,073	-	-	4,824,073
	$4,824,073	$2,025,945	$-	$79,008,329

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.